Virtus Duff & Phelps Real Asset Fund (the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated June 26, 2025 to the Fund’s Summary Prospectus, and the Virtus Opportunities Trust

Statutory Prospectus applicable to the Fund,

each dated January 28, 2025, as supplemented

Important Notice to Investors

Effective June 30, 2025, the regulatory benchmark to which performance of the Fund is compared is the MSCI World Index (net), replacing the MSCI All Country World Index (net). This change is being made to more closely match the Fund’s regulatory benchmark to its principal investment strategy.

Additional Information about the MSCI World Index (net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/DPIM Real Asset Fund Benchmark Change (6/2025)